Exhibit 10.3

DATED 6 August 2024

AMENDMENT TO LOAN AGREEMENT

Between

(1) ClimateRock ‘The Borrower’

and

(2) Eternal BV ‘The Lender’

THIS AGREEMENT is dated and made on the 6th day of August 2024.

BETWEEN:

(1)	ClimateRock (the “Borrower”), 25 Bedford Square, London, England, WC1B 3HH, The United Kingdon and

(2)	Eternal BV (the “Lender”), Mariëndaal 8, 6861 WN Oosterbeek, The Netherlands.

NOW IT IS HEREBY AGREED as follows:

BACKGROUND

The Lender and the Borrower have entered into a Loan Agreement on the 12th day of November 2022 and both parties agree to amend that certain Loan Agreement as follows.

The definition of Final Repayment Date is amended to:

“Final Repayment Date”	means 1 January 2025 or, if earlier, the date of the consummation of the initial business combination of the Company;

IN WITNESS OF WHICH the parties have signed this agreement the day and year first above written.

/s/ Per Regnarsson	/s/ Charles Ratelband
Signed by Per Regnarsson Re for and on behalf of the Borrower	Signed by Charles Ratelband for and on behalf of the Lender
ClimateRock	Eternal BV